UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 2, 2014

(Date of Earliest Event Reported – May 2, 2014)

BEESFREE, INC.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-53212 (Commission File Number)	92-0189305 (I.R.S. Employer Identification No.)

2101 Vista Parkway, Suite 122

West Palm Beach, Florida 33411

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 939-4860

____________________________________

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

BeesFree, Inc. has determined to effect a termination of the registration of its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and suspend its reporting obligations under Section 15(d) of the Exchange Act, by filing a Form 15 with the Securities and Exchange Commission (“SEC”).

The Company is eligible to deregister its common stock because it has fewer than 300 holders of record of its common stock.  Upon the filing of the Form 15, the Company's obligation to file certain reports with the SEC, including Forms 10-K, 10-Q and 8-K, will be automatically suspended. Other filing requirements will terminate upon the effective date of the deregistration, which is expected to occur 90 days after the filing of the Form 15.

The Company's Board of Directors believes that the anticipated accounting, legal and administrative cost savings from deregistration substantially outweigh any benefits of continued registration and are in the best interests of both the Company and its stockholders. In addition, the Company has no significant operating activities and only limited assets on hand and is currently in discussions with its senior secured lenders with respect to its available options, which could include transferring the Company’s intellectual property in exchange for the cancellation of existing senior indebtedness.  Going forward, the Company expects to explore various strategic alternatives, and in the absence of an acceptable option, anticipates seeking to dissolve the corporation either through Chapter 11, Chapter 7 or otherwise.

The Company expects that its common stock will be quoted on the OTC Pink tier operated by OTC Markets Group, a centralized electronic quotation service for over-the-counter securities, following its deregistration, so long as market makers demonstrate an interest in trading in the Company's common stock.  However, there is no assurance that trading in the Company's common stock will continue on the OTC Pink tier or on any other securities exchange or quotation medium.  Following deregistration, the Company does not intend to publish periodic financial information or furnish such information to its stockholders except as may be required by applicable laws.

ITEM 9.01	Financial Statements and Exhibits:

(a)           Financial Statements - Not Applicable
(b)           Pro-Forma Financial Information - Not Applicable
(c)           Shell Company Transactions - Not Applicable
(d)           Exhibits: None

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEESFREE, INC.
By:	/S/ JOSEPH FASCIGLIONE
Joseph Fasciglione
Interim Chief Financial Officer

Dated: May 2, 2014